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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Clarus Corporation's previously filed Registration Statement File No. 333-59193 and 333-79565.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 27, 1999